                                                                  EXHIBIT 10.124


                  TERMINATION, ASSIGNMENT AND RELEASE AGREEMENT

         This TERMINATION, ASSIGNMENT AND RELEASE AGREEMENT ("Agreement") is dated as of the 30th day of September, 2001 and is by and among (i) COUNSEL NURSING PROPERTIES, INC., a Delaware corporation ("CNP") and COUNSEL CORPORATION [US], a Delaware corporation ("CC[US]") and the successor by name change to Diversicare Corporation of America ("DCA"), (ii) DIVERSICARE LEASING CORP., a Tennessee corporation ("DLC") and ADVOCAT INC., a Delaware corporation ("Advocat"), and (iii) OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), OHI SUNSHINE, INC., a Florida corporation ("OHI"), and STERLING ACQUISITION CORP., a Kentucky corporation ("Sterling").

                                  R E C I T A L S:

         A. Pursuant to that certain Master Lease dated as of August 14, 1992 between DCA and Omega (the "Master Lease") DCA leased from Omega nineteen (19) licensed nursing facilities located in the states of Tennessee, Arkansas and Alabama.

         B. CNP is the owner of three (3) parcels of real property located in the State of Florida in the counties of DeSoto, Hardee and Lake, respectively, and more particularly described in Exhibit "A" attached hereto and incorporated herein by reference, each one of which has been improved with one (1) or more buildings and related improvements for the operation of a licensed nursing home facility or adult care center known, respectively, as DeSoto Manor Nursing Center, Hardee Manor Care Center and Leesburg Nursing Center (each such property herein a "Mortgaged Facility" and collectively the "Mortgaged Facilities").

         C. Pursuant to that certain Florida Loan Agreement dated as of August 14, 1992, as amended by that certain First Amendment to Florida Loan Agreement dated as of August 17, 1993, and as further amended by that certain Consent, Assignment and Amendment Agreement (the "Consent, Assignment and Amendment Agreement") dated May 10, 1994 by and among DCA, CNP, Advocat, DLC, and Omega (as so amended, the "Loan Agreement"), CNP obtained a first mortgage loan in the amount of Seven Million Thirty-One Thousand Two Hundred Fifty and No/100 Dollars ($7,031,250.00) (the "Mortgage Loan") from Omega.

         D. The Mortgage Loan is evidenced by that certain Mortgage Note dated as of August 14, 1992 made by CNP and payable to Omega, as amended and restated by that certain Amended and Restated Mortgage Note dated as of August 14, 1993 (as so amended and restated, the "Mortgage Note").

         E. The Mortgage Loan is guaranteed by CC[US], as the successor by name change to DCA, pursuant to that certain Guaranty Agreement made by DCA in favor of Omega and dated as of August 14, 1992 (the "CC[US] Guaranty") and is secured by certain instruments, including, but not limited to, (i) that certain Mortgage and Security Agreement and Fixture Filing made and executed by CNP in favor of Omega on August 11, 1992 and recorded in each of DeSoto, Hardee and Lake County, Florida (the "Mortgage") and (ii) that certain Security Agreement made by CNP in favor of Omega dated as of August 14, 1992 and related UCC-1 Financing Statements (together, the "CNP


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

Security Instruments"), and (iii) the deposit requirements of that certain Letter of Credit Agreement dated as of August 14, 1992 by and between Omega and DCA (the "Letter of Credit Agreement").

         F. CNP leased the Mortgaged Facilities to DLC pursuant to the terms and conditions of that certain Florida Lease Agreement dated as of May 10, 1994 (the "Florida Lease"), which Florida Lease was made with the consent and approval of Omega.

         G. Pursuant to terms of the Florida Lease, and that certain Assignment and Assumption Agreement dated as of May 10, 1994 (the " Assumption Agreement"), DLC assumed the payment and performance of the debts, liabilities and obligations of CNP under the Loan Agreement, the Mortgage Note, the Mortgage, and the CNP Security Instruments and agreed to make rental payments under the Florida Lease at such times and in such amounts as would satisfy the payments due under the Mortgage Note. Simultaneously with the making of the Florida Lease and the Assumption Agreement, Advocat executed and delivered a Guaranty in favor of Omega dated May 10, 1994 (the "Advocat Guaranty") pursuant to which Advocat guaranteed the payment and performance of the obligations of DLC under the Florida Lease. DLC has further executed a certain UCC-3 Financing Statement (the "DLC Financing Statement") for filing in the State of Florida to evidence the assumption by DLC of the obligations of CNP under the CNP Security Instruments and to reflect DLC as the assignee of the debtor on the related UCC-1 Financing Statements that are a part of the CNP Security Instruments.

         H. Pursuant to the terms of the Consent, Assignment and Amendment Agreement, DCA assigned its interest in the Master Lease and certain related documents listed in Exhibit "A" to the Consent, Assignment and Amendment Agreement (collectively, the "Master Lease Documents") to CNP; CNP accepted such assignment and immediately assigned all of its interest in the Master Lease Documents to DLC. Pursuant to the terms of the Consent, Assignment and Amendment Agreement, DLC accepted such assignment and assumed the obligations of DCA under the Master Lease Documents. Such assignments were made without release of DCA. Pursuant to the Consent, Assignment and Amendment Agreement, DCA remained primarily liable for the payment and performance of all obligations under the Master Lease Documents and DCA specifically confirmed and ratified (i) its guaranties of each of the Florida Loan Obligations (as defined below); and (ii) its liabilities under the Master Lease (the "Master Lease Obligations").

         I. CNP and DLC have elected to terminate the Florida Lease as between themselves, and, pursuant to Article 4 of the Florida Lease and Section 7 of the Mortgage Note, have elected to have CNP convey the Mortgaged Facilities and all Personal Property (as defined in the Florida Lease) located at the Mortgaged Facilities to OHI and Sterling, in full satisfaction of the Mortgage Loan and, by this document, the parties wish to evidence the termination of the Florida Lease between CNP and DLC and the release and discharge of CNP, CC[US], Advocat, and DLC of their respective debts, obligations and liabilities in respect to the Florida Loan and, except as hereinafter specifically provided with respect to Leesburg Nursing Center, the Florida Lease, and the release and discharge of CC[US] and DLC of their respective debts, obligations and liabilities in respect of the Master Lease Documents.

         NOW, THEREFORE, in consideration of the foregoing premises, the conveyance of the Mortgaged Facilities and Personal Property to Omega, and for other good and valuable



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consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. For purposes of this Agreement, except as otherwise expressly provided or unless the context requires otherwise, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and (ii) all capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in accordance with the Florida Loan Documents or the Florida Lease Documents, as hereinafter defined.

         "Advocat Guaranty" shall mean and refer to that certain Advocat, Inc. Guaranty dated May 10, 1994 made by Advocat in favor of Omega, and any modifications, renewals or extensions thereof or thereto.

         "Assumption Agreement" shall mean and refer to that certain Assignment and Assumption Agreement (Omega Financing) dated as of May 10, 1994 made by and among Counsel Healthcare Assets, Inc., an Ontario corporation, CNP and DCA, as Assignors, and DLC, as Assignee, and any modifications, renewals or extensions thereof or thereto.

         "CC[US] Guaranty" shall mean and refer to that certain Guaranty Agreement dated as of August 14, 1992 made by DCA in favor of Omega, and any modifications, renewals or extensions thereof or thereto.

         "Collateral Assignment" shall mean and refer to that certain Collateral Assignment of Warranties, Guarantees and Sureties dated August 14, 1992 made by CNP and assigning to Omega as collateral security for the Mortgage Loan all of CNP's rights in any warranties, guaranties or sureties relating to the Mortgaged Facilities, and any extensions, renewals or modifications thereof or thereto.

         "Consent, Assignment and Amendment Agreement" shall mean and refer to that certain Consent, Assignment and Amendment Agreement dated May 14, 1994 by and among DCA, CNP, Advocat, DLC and Omega, and any extensions, renewals or modifications thereof or thereto.

         "CNP Security Instruments" shall mean and refer to that certain Security Agreement securing payments and performance of the Mortgage Loan made by CNP in favor of Omega dated as of August 14, 1992 and related UCC-1 Financing Statements, and any modifications, renewals and extensions thereof or thereto.

         "DLC Financing Statement" shall mean and refer to the UCC-3 Financing Statement filed in the State of Florida with respect to the Mortgaged Facilities to evidence DLC as the assignee of CNP as the debtor there under, and any modifications, renewals and extensions thereof or thereto.

         "Florida Lease Documents" shall mean and refer to, collectively, the Florida Lease and all documents, instruments, certificates and financing statements required or permitted there under.

         "Florida Loan Documents" shall mean and refer to the Loan Agreement, the Mortgage Note, the Mortgage, the CNP Security Instruments, the DLC Financing Statement, the Collateral Assignment, the Letter of Credit Agreement and all documents, instruments, certificates and financing statements required or permitted there under.

         "Florida Loan Obligations" shall mean and refer to the obligations of CNP and DLC to Omega under the Florida Lease Loan Documents.

         "Letter of Credit Agreement" shall mean and refer to that certain Letter of Credit Agreement dated as of August 14, 1992 by and between Omega and DCA with DCA providing for a letter of credit in full or partial satisfaction of the performance deposit obligations of CNP under the Loan Agreement, and any extensions, renewals or modifications thereof or thereto.

         "Loan Agreement" shall mean and refer to that certain Florida Loan Agreement dated as of August 14, 1992, as amended by that certain First Amendment to Florida Loan Agreement dated as of August 17, 1993, and as further amended by that certain Consent, Assignment and Amendment Agreement dated May 10, 1994 by and among DCA, CNP, Advocat, DLC, and Omega, pursuant to which CNP obtained the Mortgage Loan from Omega.

         "Master Lease" shall mean and refer to that certain Master Lease dated August 14, 1992 between DCA and Omega, as assigned by DCA to CNP, and as further assigned by CNP to DLC, such assignments having been made pursuant to the terms of the Consent, Assignment and Amendment Agreement.

         "Master Lease Documents" shall mean and refer to, collectively, the Master Lease and those other documents enumerated in Exhibit "A" to the Consent, Assignment and Amendment Agreement, namely, the Agreement of Acquisition and the Lease by and among Omega and DCA, the Security Agreement made by DCA in favor of Omega, the Letter of Credit Agreement and the Security Agreement made by DLC in favor of Omega.

         "Master Lease Obligations" shall mean and refer to, collectively, the obligations of CC[US] and DLC under the Master Lease Documents.

         "Mortgage" shall mean and refer to that certain Mortgage and Security Agreement and Fixture Filing executed and delivered by CNP on August 11, 1992 in favor of Omega to secure the Mortgage Loan and recorded as an encumbrance against the Mortgaged Facilities in each of DeSoto, Hardee and Lake County, Florida, and any modifications, renewals and extensions thereof or thereto.

         "Mortgage Loan" shall mean and refer to that certain mortgage loan in the original principal amount of $7,031,250.00 made by Omega to CNP and evidenced and secured by the Loan Documents, and any renewals or extensions thereof.

         "Mortgage Note" shall mean and refer to that certain Mortgage Note in the original principal amount of Seven Million Thirty-One Thousand Two Hundred Fifty and No/100 Dollars ($7,031,250.00) dated as of August 14, 1992 made by CNP and payable to Omega, as amended and restated by that certain Amended and Restated Mortgage Note dated as of August 14, 1993, and any modifications, extensions and renewals thereof or thereto.

         "Mortgaged Facility" or "Mortgaged Facilities" shall mean and refer to, individually or collectively, as the case may be, the nursing home or adult care facilities owned by CNP and located in the counties of DeSoto, Hardee and Lake, respectively, in the State of Florida that are the subject of the Florida Lease and the Mortgage Loan.

                                    ARTICLE 2
                   TERMINATION AND ASSIGNMENT OF FLORIDA LEASE

         2.1 Termination of Lease as to Certain Facilities. The Florida Lease shall be and is hereby canceled and terminated, and all of its terms and conditions shall be and are hereby deemed to be of no further force and effect, with respect to each of the Mortgaged Facilities known as Hardee Manor Care Center (the "Hardee Facility") and DeSoto Manor Nursing Center (the "DeSoto Facility") as of the ____ day of September, 2001 (the "Lease Termination Date"). From and after the Lease Termination Date, each of the parcels of real property located in the State of Florida in the counties of DeSoto and Hardee and more particularly described on Exhibit A attached hereto, and the nursing home facilities located thereon, shall no longer be subject to the terms and conditions of the Florida Lease. As of the Lease Termination Date, each of CNP and DLC shall be and hereby is released in full from each and all of their respective covenants, agreements, duties, responsibilities, liabilities and obligations under the Florida Lease as to the Hardee Facility and the DeSoto Facility, and CNP and DLC each hereby releases and forever discharges the other from any claims or demands that either of them now has or may have against the other with respect to either of such Mortgaged Facilities under the Florida Lease.

         2.2 Memorandum of Termination. Concurrently herewith, CNP and DLC shall execute and deliver to Omega, in recordable form, a memorandum of this Agreement or other appropriate instrument evidencing the termination of the Florida Lease as to each of the Hardee Facility and the DeSoto Facility for recording in the real estate records of the counties in which each of such Mortgaged Facilities is located.

         2.3 Assignment of Lease as to Leesburg Facility. The Florida Lease shall remain in effect with respect to the Mortgaged Facility known as Leesburg Nursing Center (the "Leesburg Facility") from and after the date hereof. By deed and bill of sale made concurrently herewith, CNP has conveyed to OHI the real property described on Exhibit A attached hereto located in Lake County, Florida and the improvements and other assets comprising the Leesburg Facility. Effective as of the date hereof, CNP hereby transfers, conveys, assigns, and sets over to OHI all of the right, title and interest of CNP as Lessor in, to and under the Florida Lease with respect to the Leesburg Facility. OHI does hereby assume and agree to perform, keep and observe all of the duties and obligations to be performed, kept, observed and discharged by the Lessor under the Florida Lease with respect to the Leesburg Facility from and after the date hereof. From and after the date hereof, all references to "Lessor" in the Florida Lease shall be deemed to mean and refer to OHI. DLC does hereby attorn to and recognize OHI as the Lessor under the Florida Lease with respect to the Leesburg Facility from and after the date hereof. OHI does hereby recognize DLC as the Lessee under the Florida Lease with respect to the Leesburg Facility and acknowledges and agrees that, subject to the observance and performance of the duties, responsibilities and obligations of the Lessee under the Florida Lease with respect to the Leesburg Facility, DLC shall continue to have and enjoy all the rights of the Lessee to hold, occupy, use and enjoy the Leesburg Facility during the remainder of the term of the Florida Lease (subject to Sections 2.5 and 2.6. hereof). Effective as of the date hereof, CNP shall be and hereby is released in full from each and all of its respective covenants, agreements, duties, responsibilities, liabilities and obligations under the Florida Lease with respect to the Leesburg Facility and CNP and DLC each hereby releases and forever discharges the other from any claims or demands that either of them now has or may have against the other with respect to the Leesburg Facility under the Florida Lease. OHI and DLC agree that in consideration of the satisfaction of the Mortgage Note provided for herein, effective as of the date hereof
Section 2.3 of the Florida Lease shall be and hereby is amended to provide that the Annual Rental due and payable by DLC under the Florida Lease is and shall hereafter be the sum of One Dollar ($1.00) and that Paragraphs A through D of
Section 2.3 of the Florida Lease providing for certain adjustments to Annual Rent are hereby deleted and declared to be of no further force and effect. Annual Rent, as herein provided, shall be due and payable on January 1st of each year during the remainder of the term of the Florida Lease.

         2.4 Memorandum of Assignment. Concurrently herewith, CNP, OHI and DLC shall execute and deliver, in recordable form, a memorandum of this Agreement or other appropriate instrument evidencing the assignment of the Florida Lease with respect to the Leesburg Facility for recording in the real estate records of the county in which the Leesburg Facility is located.

         2.5 Termination of Lease as to Leesburg. The Florida Lease shall continue in effect with respect to the Leesburg Facility until the Commencement Date of that certain Master Lease between OHI, as Lessor, and LandCastle Diversified LLC, as Lessee (the "New Lease"), which Commencement Date is conditioned upon the Florida Department of Human Services approving the change of ownership application for the Leesburg Facility and the issuance of a license to operate the Leesburg Facility in favor of Leesburg Health & Rehab L.L.C. (the "New Operator"). The Florida Lease shall be terminated with respect to the Leesburg facility and deemed to be of no further force and effect as of the Commencement Date of the New Lease. As of the Commencement Date of the New Lease, each of OHI and DLC shall be and hereby is released in full from each and all of their respective covenants, agreements, duties, responsibilities, liabilities, and obligations under the Florida Lease with respect to the Leesburg Facility and OHI and DLC each hereby releases and forever discharges the other from any claims or demands that either of them has or may have against the other with respect to the Leesburg Facility under the Florida Lease. On the Commencement Date of the New Lease, OHI and DLC shall execute and deliver, in recordable form, a memorandum or other appropriate instrument evidencing the termination of the Florida Lease with respect to the Leesburg Facility for recording in the real estate records of the counties in which the Leesburg Facility is located.

         2.6 Closure of Leesburg Facility. In the event that the Commencement Date of the New Lease and the transfer of operation of the Leesburg Facility to the New Operator does not occur on or before January 31, 2002, then Omega, OHI, DLC and Advocat agree that DLC shall have a period of ninety (90) days after such date to attempt to sell the Leesburg Facility as an operating nursing home. DLC shall promptly commence and actively pursue marketing the Leesburg Facility during said ninety (90) day period. The parties will cooperate with each other in good faith and use commercially reasonable efforts in attempting to sell the Leesburg Facility as an operating nursing home. If DLC is unable to accomplish such sale with in said ninety (90) day period, then Omega, OHI, Advocat and DLC agree that the Florida Lease shall be terminated, the Leesburg Facility shall

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be closed, and the real estate and other assets comprising the Leesburg Facility sold as soon as reasonably practical thereafter. Advocat and DLC shall be responsible for the cost and expense of the closing of the Leesburg Facility.
The proceeds of the sale of the Leesburg Facility as an operating nursing home or the sale of the real estate and other assets comprising the Leesburg Facility after its closure shall be shared in accordance with that certain Revenue
Sharing Agreement between Omega, OHI, Advocat and DLC made and executed concurrently herewith.

         2.7 Facilities Conveyed in As-Is Condition. By deed made and delivered concurrently herewith, CNP has conveyed the real property and improvements comprising the Hardee Facility to Sterling and has conveyed the real property and improvements comprising each of the DeSoto Facility and the Leesburg Facility to OHI. CNP makes no representations or warranties of any kind, express, implied, statutory or otherwise, with respect to the condition of the real property and improvements comprising each of the Hardee Facility, the DeSoto Facility and the Leesburg Facility, including without limitation any warranty of habitability, suitability or fitness for any particular use or purpose or the environmental condition of the property. OHI and Sterling each agree that the real property and improvements comprising each of the Hardee Facility, the DeSoto Facility and the Leesburg Facility are being conveyed by CNP, and Sterling accepts the Hardee Facility, and OHI accepts the DeSoto Facility and the Leesburg Facility, in "as is" and "where is" condition. The provisions of this Section 2.7 shall survive the conveyance of each of the Hardee Facility, the DeSoto Facility and the Leesburg Facility by CNP to Sterling and OHI.

                                    ARTICLE 3
             SATISFACTION, RELEASE AND DISCHARGE OF LOAN OBLIGATIONS

         3.1 Satisfaction of Mortgage Loan. Omega hereby accepts the transfer and conveyance of the Mortgaged Facilities and the Personal Property from CNP made concurrently herewith in full payment and satisfaction of the Mortgage Loan and all amounts due under the Mortgage Note for principal, interest, the Participation Factor described therein and all other sums due there under.

         3.2 Omega Release of CNP and CC[US]. Omega does hereby irrevocably and unconditionally release and forever discharge each of CNP and CC[US], and their respective directors, officers, successors and assigns (collectively, the "Indemnified Persons") of and from any and all claims, demands, actions, causes of action, rights, remedies or suits which Omega ever had, now has or might hereafter have against either of CNP or CC[US], under, arising out of, relating to or connected with (i) each and every one of the Florida Loan Documents and any other documents or instruments evidencing, securing or otherwise relating to the Mortgage Loan, (ii) CC[US]'s guarantee of the Florida Loan Obligations as provided in the Consent, Assignment and Amendment Agreement, (iii) the CC[US] Guaranty, (iv) the Master Lease Documents and (v) the Master Lease Obligations. Omega agrees that, from and after the date hereof, neither CNP nor CC[US] shall have any debts, liabilities or obligations to Omega under or in respect of any of the Florida Loan Documents, the CC[US] Guaranty, the Master Lease Documents, the Assignment and Assumption Agreement or the Consent, Assignment and Amendment Agreement.

         3.3 Omega Release of DLC and Advocat. Omega does hereby irrevocably and unconditionally release and forever discharge each of DLC and Advocat, and their respective directors, officers, successors and assigns (collectively, the "Indemnified Persons"), of and from any and all claims, demands, actions, causes of action, rights, remedies or suits which Omega ever had,


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now has or might have against either of DLC or Advocat, under, arising out of, relating to, or connected with (i) each and every one of the Florida Loan Documents (except as specifically provided in Section 3.7 hereof with respect to the DLC Financing Statement), the Florida Lease Documents (except as specifically provided in Article 2 hereof with respect to the Leesburg Facility), the Assumption Agreement and any other documents or instruments evidencing securing or otherwise relating to the Mortgage Loan and the Florida Lease, (ii) the Consent, Assignment and Amendment Agreement, (iii) the Master Lease Documents and (iv) the Advocat Guaranty. Omega agrees that, from and after the date hereof, neither DLC nor Advocat shall have any debts, liabilities or obligations to Omega under or in respect of any of the Florida Loan Documents (except as specifically provided in Section 3.7 hereof with respect to the DLC Financing Statement), the Florida Lease Documents (except as specifically provided in Article 2 hereof with respect to the Leesburg Facility), the Assignment and Assumption Agreement, the Consent, Assignment and Amendment Agreement, the Master Lease Documents or the Advocat Guaranty. Anything herein to the contrary notwithstanding, it is understood and agreed that the release by Omega of Advocat and DLC set forth in this Section 3.3 does not and shall not be deemed to modify, amend, release or otherwise affect in any manner whatsoever the liabilities and obligations of DLC and Advocat to Sterling under, arising out of, relating to, or connected with the Consolidated Amended and Restated Master Lease dated as of November 8, 2000 by and between Sterling and DLC (the "Sterling Master Lease"), the Restated and Amended Security Agreement dated as of November 8, 2000 by and between Sterling and DLC, the Guaranty of Advocat dated as of November 8, 2000 made by Advocat in favor of Sterling, and any other agreements, documents or instruments which evidence, secure or otherwise relate to the liabilities and obligations of DLC or Advocat under or with respect to the Sterling Master Lease (collectively, the "Sterling Transaction Documents"), including without limitation the Subordinated Note dated as of November 3, 2000 made by Advocat in favor of Omega (the "Subordinated Note"). DLC and Advocat each agree that their respective obligations and liabilities under or with respect to the Sterling Master Lease and the other Sterling Transaction Documents, including without limitation the Subordinated Note, are not released or discharged by this Agreement and the same are and shall remain in full force and effect in accordance with their respective terms.

         3.4 CNP Release of DLC. CNP hereby irrevocably and unconditionally releases and forever discharges DLC, and its directors, officers, successors and assigns, of and from (a) any and all liabilities or obligations of DLC to CNP and (b) any and all claims, demands, actions, causes of action, rights, remedies or suits which CNP ever had, now has or might hereafter have against DLC, in the case of each of (a) and (b), under, arising out of, relating to, or connected with the Florida Loan Documents. CNP hereby agrees that from and after the date hereof DLC shall not have any obligations to CNP under or in respect of the Assumption Agreement, the Consent, Assignment and Amendment Agreement or the Florida Lease in connection with any liabilities or obligations of, or indebtedness owed by, CNP to Omega under or in respect of any of the Florida Loan Documents, the Florida Lease Documents or the Master Lease Documents.

         3.5 DLC Release of CNP. DLC hereby irrevocably and unconditionally releases and forever discharges CNP and its directors, officers, successors and assigns, of and from (a) any and all liabilities or obligations of CNP to DLC and (b) any and all claims, demands, actions, causes of action, rights, remedies or suits which DLC ever had, now has or might hereafter have against CNP, in the case of each of (a) and (b), under, arising out of, relating to, or connected with the Florida Loan Documents. DLC hereby agrees that from and after the date hereof CNP shall not have any obligations to DLC under or in respect of the Assumption Agreement, the Consent, Assignment and

Amendment Agreement or the Florida Lease in connection with any liabilities or obligations of, or indebtedness owed by DLC to Omega under or in respect of any of the Florida Loan Documents, the Florida Lease Documents or the Master Lease Documents.

         3.6 Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other parties that it has full power, authority and legal right to execute and deliver this Agreement and to keep, observe and perform all the terms and provisions of this Agreement on its part to be kept, observed or performed hereunder, and that this Agreement constitutes the legal, valid and binding obligations of such party enforceable against such party in accordance with its terms. Each of the parties hereto further hereby represents and warrants to each of the other parties that it has not heretofore assigned, transferred or attempted or purported to, and will not, assign or transfer to any person, firm corporation or other entity any claims against the other parties hereby released or discharged in this Agreement.

         3.7 Release of Liens and Collateral Security. Omega hereby releases and discharges in full all liens, mortgages, pledges, charges, security interests and other encumbrances granted by CNP, DLC and CC[US] in favor of Omega as security for (i) the obligations of CNP or DLC under the Florida Loan Documents,
(ii) the obligations of CNP or (except as specifically provided herein) DLC under the Florida Lease Documents, (iii) the obligations of CC[US] under the CC[US] Guaranty, or (iv) the obligations of CC[US] under the Master Lease Documents, including without limitation the Mortgage, the CNP Security Instruments and the DLC Financing Statements. The Collateral Assignment and the Letter of Credit Agreement are each hereby terminated and declared to be of no further force and effect. Anything herein to the contrary notwithstanding, Omega, Advocat and DLC agree that the DLC Financing Statement shall be released and terminated only as to the DeSoto Facility but shall remain in effect with respect to the Leesburg Facility and the Hardee Facility to evidence and continue the perfection of the security interest in the collateral described in and covered by the DLC Financing Statement located at, used in connection with, or arising from or in connection with the operation and use by DLC of, the Hardee Facility and the Leesburg Facility (the "Collateral"). The DLC Financing Statement shall be released and terminated with respect to the Leesburg Facility upon termination of the Florida Lease or closure of the Leesburg Facility as provided in Article 2 hereof. The Hardee Facility has simultaneously herewith been made a leased property under, and subjected to the terms and provisions of, the Sterling Master Lease, and the Amended and Restated Security Agreement made in connection therewith. The DLC Financing Statement shall remain in effect with respect to the Hardee Facility in accordance with the terms of such Amended and Restated Security Agreement. DLC hereby acknowledges, confirms and ratifies the security interest evidenced by the DLC Financing Statement and granted by DLC in the Collateral as security for (i) with respect to the Hardee Facility, the Liabilities described in the Amended and Restated Security Agreement and (ii) with respect to the Leesburg Facility, the continued performance by DLC of its obligations under the Florida Lease on and after the date hereof. Omega, Advocat and DLC each agree to prepare, execute, deliver and file any additional UCC-3 Financing Statements necessary or appropriate to reflect the continuation of the security interest in the Collateral and to otherwise assure that the benefits of the DLC Financing Statement as to the Hardee Facility and the Leesburg Facility continue to be realized.

         3.8 Delivery of Documents. Concurrently herewith (i) CNP shall execute and deliver to Omega appropriate warranty deeds to the Mortgaged Facilities and bills of sale for the Personal Property located thereon; (ii) Omega shall execute and deliver to CNP a full release of the lien evidenced by the Mortgage and shall execute and deliver to CNP and DLC a full release and termination of the UCC-1 and UCC-3 Financing Statements relating to the Mortgaged Facilities, the Florida Lease and the security interest of Omega evidenced thereby; and (iii) Omega shall deliver to CC[US] the executed original of the Mortgage Note and shall deliver to each of the CNP and Advocat, respectively, the CNP Guaranty and the Advocat Guaranty. Omega shall clearly mark each of the Mortgage Note, the CC[US] Guaranty and the Advocat Guaranty to indicate the satisfaction of the indebtedness and obligations with respect to the Mortgage Loan and the Florida Lease evidenced thereby and the release and discharge of CNP, CC[US] and Advocat, respectively, from any further liability or obligation with respect thereto. In the event that there still exists any letter of credit outstanding under the Letter of Credit Agreement to satisfy the Performance Deposit obligations of CNP under the Loan Agreement, Omega shall return the original of such existing letter of credit to the issuer thereof for cancellation.

         3.9 Cooperation. At all times following the execution of this Agreement, each party agrees to cooperate in good faith with the others to execute and deliver, or cause to be executed and delivered, such documents, and to do, or cause to be done, such other acts or things as might be necessary or as might be reasonably requested by any other party to give effect the intent of this Agreement and assure that the benefits of this Agreement are realized by each of the parties hereto.

                                    ARTICLE 4
                            MISCELLANEOUS PROVISIONS

         4.1 Amendment; Modification. This Agreement may not be amended or modified except by a written instrument executed by all of the parties hereto.

         4.2 Notices. Any notice hereunder shall be given in writing and shall be deemed to have been duly given either personally delivered or mailed, registered or certified mail, postage prepaid, or by national overnight delivery service (such as Federal Express or DHL) and properly addressed as follows:

         If to CNP and/or CC[US]:

                  c/o Counsel Corporation
                  Exchange Tower, Suite 1300
                  Two First Canadian Place
                  Toronto, Ontario  M5X 1E3
                  Attention:  Allan C. Silber

         with a copy to:

                  Stikeman Elliott
                  Suite 5300
                  Commerce Court West
                  Toronto, ON M5L 1B9
                  Attention:  Darin Renton

         If to Advocat and/or DLC:

                  Suite 130
                  277 Mallory Station Road
                  Franklin, Tennessee 37067
                  Attention: Dr. Charles Birkett

         with a copy to:

                  Harwell Howard Hyne Gabbert & Manner, P.C.
                  1800 First American Center
                  315 Deaderick Street
                  Nashville, Tennessee 37238
                  Attention: Mark Manner, Esq.

         If to Omega, OHI and/or Sterling:

                  c/o Omega Healthcare Investors, Inc.
                  900 Victors Way, Suite 350
                  Ann Arbor, Michigan 48108
                  Attention: Taylor Pickett

         with a copy to:

                  Dykema Gossett, PLLC
                  39577 Woodward Avenue, Suite 300
                  Bloomfield Hills, MI  48304
                  Attention: Fred J. Fechheimer

or to such other address as any of the foregoing parties may designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a business day, or, if not, on the first business day after delivery, or if delivery is refused, on the date delivery was first attempted, provided that a notice sent by facsimile transmission shall be deemed given upon confirmation by the sender from recipient that such notice was received.

         4.3 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

         4.4 Multiple Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         4.5 Captions. The captions of sections and sub-sections of this Agreement have been inserted solely for convenience and reference, and shall not control or affect the meaning or construction of any provisions of this Agreement.

         4.6 Integration; Waivers. This Agreement and all the Exhibits hereto constitute the entire agreement between the parties pertaining to the subject matter contained herein and therein and supersede all prior agreements, representations and understandings of the parties performing to the subject matter contained herein. No supplement, modification or amendment of this Agreement shall be binding, unless expressed as such and executed in writing by all of the parties hereto. No waiver of any provision of this Agreement shall be deemed to be effective unless in writing and signed by the party to be bound.

         4.7 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective legal representatives, successors and assigns.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the date set forth on page 1 hereof.


COUNSEL CORPORATION [US]                 COUNSEL NURSING PROPERTIES, INC.


By: /s/ Stephen Weintraub                By: /s/ Stephen Weintraub
    -----------------------------            -----------------------------------

Its: Vice President and Secretary        Its: Vice President and Secretary
     ----------------------------             ----------------------------------


ADVOCAT INC.                             DIVERSICARE LEASING CORP.


By: /s/ William R. Council III           By: /s/ William R. Council III
    -----------------------------            -----------------------------------

Its: Executive Vice President and        Its: Executive Vice President and
     ----------------------------             ----------------------------
     Chief Financial Officer                  Chief Financial Officer
     -----------------------                  -----------------------


OMEGA HEALTHCARE INVESTORS, INC.         OHI SUNSHINE, INC.


 By: /s/ Scott Kellman                   By: /s/ Scott Kellman
     ----------------------------            -----------------------------------

 Its: Chief Operating Officer            Its: Chief Operating Officer
      ---------------------------             ----------------------------------


                                         STERLING ACQUISITION CORP.


                                         By: /s/ Scott Kellman
                                             -----------------------------------

                                         Its: Chief Operating Officer
                                              ----------------------------------

                                   EXHIBIT "A"

                              MORTGAGED FACILITIES

I.   DESOTO COUNTY

Name of Facility: DeSoto Manor Nursing Home

Facility Address: 1002 North Brevard Avenue, Arcadia, Florida  34266

Legal Description:

Begin at the Southeast corner of Northeast 1/4 of Southwest 1/4 of Section 30, Township 37 South, Range 25 East; thence North 00 degrees 02 minutes East along the East line of said tract, 280.00 feet to Point of Beginning; thence continue same line 400.00 feet; thence South 89 degrees 44 minutes 06 seconds West,
460.14 feet to the East Boundary of the Baptist Church Property; thence South 00 degrees 08 minutes East 400.00 feet to the North boundary of the DeSoto Hospital property; thence North 89 degrees 44 minutes 06 seconds East 458.98 feet to the Point of Beginning.

II.  LAKE COUNTY

Name of Facility: Leesburg Nursing Center

Facility Address: 715 East Dixie Avenue, Leesburg, Florida  34748

Legal Description:

Parcel A:

A part of the Northwest 1/4 of the Southwest 1/4 of Section 25, Township 19 South, Range 24 East, Lake County, Florida, being more particularly described as follows:

Begin at the intersection of the South right-of-way of Dixie Avenue and the West right-of-way line of Lake Street; run thence Southerly along the said West right-of-way of Lake Street a distance of 450.0 feet; thence Westerly parallel with the South right-of-way of Dixie Avenue 200.0 feet; thence Northerly parallel with the West right-of-way of Lake Street 450.0 feet to the South right-of-way of Dixie Avenue; run thence Easterly along said South right-of-way of Dixie Avenue 200.0 feet to the Point of Beginning.

Parcel B:

A part of the Northwest 1/4 of the Southwest 1/4 of Section 25, Township 19 South, Range 24 East, Lake County, Florida, being more particularly described as follows:

From the Northwest corner of the Southwest 1/4 of Section 25, run Southerly along the West line of Section 25 a distance of 60.43 feet to the South right-of-way line of Dixie Avenue; thence Easterly along the South right-of-way of Dixie Avenue 1285.48 feet to the West right-of-way of Lake Street; thence Southerly along the West right-of-way of Lake Street 450.0 feet to the Point of Beginning; thence West parallel with said South right-of-way of Dixie Avenue
200.0 feet; thence South parallel with the right-of-way of Lake Street, 150.0 feet; thence East parallel with Dixie Avenue 200.0 feet to Lake Street; thence North along right-of-way of Lake Street 150.0 feet to the Point of Beginning.

III. HARDEE COUNTY

Name of Facility: Hardee Manor Care Center

Facility Address: 401 Orange Place, Wauchula, Florida  33873

Legal Description:

All of Blocks E and F of MOONLIGHT PARK SUBDIVISION, to the City of Wauchula, in
Section 9, Township 34 South, Range 25 East and in Plat Book 4, Page 9, public records of Hardee County, Florida.

Being the same property conveyed to Grantor herein by Warranty Deed recorded in Book 244, Page 522, in the Office of the Circuit Court Clerk, Hardee County, Florida.

AND

That portion of Ninth Avenue lying between Orange Place and Grove Street and between Blocks E and F of MOONLIGHT PARK SUBDIVISION to the City of Wauchula, public records of Hardee County, Florida.

Being the same property conveyed to Grantor herein by Warranty Deed recorded in Book 257, Page 497, in the office of Circuit Court clerk, Hardee County, Florida.